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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2001

Specialty Laboratories, Inc.
(Exact name of registrant as specified in charter)

California	001-16217	95-2961036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2211 Michigan Avenue, Santa Monica, California (Address of principal executive offices)		90404 (Zip Code)

Registrant's telephone number, including area code (310) 828-6543

(Former name or former address, if changed since last report.)

ITEM 5  OTHER EVENTS

    On March 15, 2001, Specialty Laboratories, Inc. (the "Registrant") announced the signing of a three-year agreement with Novation. A copy of the press release issued by the Registrant on March 15, 2001 concerning the foregoing matter is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7  FINANCIAL STATEMENTS AND EXHIBITS

(c	)	Exhibits	The following document is filed as an exhibit to this report:
		99.1	Press Release dated March 15, 2001.

2

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECIALTY LABORATORIES, INC.
Date: March 15, 2001	By:	/s/ FRANK J. SPINA Frank J. Spina, Chief Financial Officer

EXHIBIT INDEX

Exhibits	The following document is filed as an exhibit to this report:
99.1	Press Release dated March 15, 2001.

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FORM 8-K
SIGNATURE
EXHIBIT INDEX